Exhibit 99.2

Table 1: PG&E Corporation Business Priorities 2007-2011

1.    Advance business transformation

2.    Provide attractive shareholder returns

3.    Increase investment in utility infrastructure

4.    Implement an effective energy procurement plan

5.    Improve reputation through more effective communications

6.    Evaluate the evolving industry and related investment opportunities

Table 2: Reconciliation of PG&E Corporation’s Earnings from Operations to Consolidated Net Income in Accordance with Generally Accepted Accounting Principles (GAAP)
First Quarter 2007 vs. First Quarter 2006
(in millions, except per share amounts)

	Three months ended March 31,
	Earnings		Earnings per Common Share (Diluted)

	2007	2006	2007	2006

PG&E Corporation Earnings from Operations [1]	$256	$214	$0.71	$0.60
Items Impacting Comparability [2]	-	-	-	-
PG&E Corporation Earnings on a GAAP basis	$256	$214	$0.71	$0.60

1.     Earnings from operations exclude items impacting comparability.

2.     Items impacting comparability reconcile earnings from operations with consolidated net income as reported in accordance with GAAP. For the periods ended March 31, 2007 and 2006, PG&E Corporation did not have any items impacting comparability to report.

Table 3: Reconciliation of Pacific Gas and Electric Company’s Earnings from Operations to Consolidated Net Income in Accordance with GAAP
First Quarter 2007 vs. First Quarter 2006
(in millions)

	Three months ended March 31,
	Earnings
	2007	2006

Pacific Gas and Electric Company Earnings from Operations [1]	$258	$214
Items Impacting Comparability [2]	-	-
Pacific Gas and Electric Company Earnings on a GAAP basis	$258	$214

1.     Earnings from operations exclude items impacting comparability.

2.     Items impacting comparability reconcile earnings from operations with consolidated net income as reported in accordance with GAAP. For the periods ended March 31, 2007 and 2006, Pacific Gas and Electric Company did not have any items impacting comparability to report.

Table 4: PG&E Corporation Earnings per Common Share from Operations
First Quarter 2007 vs. First Quarter 2006
($/Share, Diluted)

Q1 2006 EPS from Operations [1]	$0.60

Rate base revenue increases	0.07
Storm expenses [2]	0.02
Environmental remediation	(0.01)
Miscellaneous items	0.03
Q1 2007 EPS from Operations [1]	$0.71

1.    See Table 2 for a reconciliation of earnings per common share (diluted), or EPS, from operations to EPS on a GAAP basis.

2.    Cost incurred in 2006 with no similar cost in 2007.

Table 5: PG&E Corporation Share Statistics
First Quarter 2007 vs. First Quarter 2006
(shares in millions, except per share amounts)

	First Quarter 2007	First Quarter 2006	% Change

Common Stock Data

Book Value per share - end of period [1]	$21.60	$20.14	7.25%

Weighted average common shares outstanding, basic	349	344	1.45%
Employee share-based compensation and accelerated share repurchase program	2	5	(60.00%)
Weighted average common shares outstanding, diluted	351	349	0.57%
9.5% Convertible Subordinated Notes (participating securities)	19	19	-
Weighted average common shares outstanding and participating securities, diluted	370	368	0.54%

1.    Common shareholders’ equity per common share outstanding at period end.

Source:    PG&E Corporation’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2007.

Table 6: Operational Performance Metrics
First Quarter Actual 2007 vs. Targets 2007

			2007
		Percentage Weight [1]	Q1 Actual	Q1 Target	EOY Target
1.	Earnings from operations (in millions) (Earnings from ongoing core operations)	50%	$256	N/A [2]	N/A [2]

2.	J.D. Power Customer Satisfaction Index (Composite of J.D. Power residential and business customer surveys)	20%	700	673	676

3.	Business Transformation Performance (Composite of five Transformation metrics)	20%	1.0	1.0	1.0

4.	Employee Satisfaction Survey (Measurement of employee engagement at PG&E)	5%	N/A [3]	N/A [3]	66%

5.	Safety Performance (Measurement of occupational injury or illness based on OSHA Recordables)	5%	4.183	4.066	4.500

1.    Represents weighting used in calculating PG&E Corporation Short-Term Incentive Plan performance for management employees.
2.    Internal target is not publicly disclosed but is consistent with PG&E Corporation’s publicly disclosed guidance for 2007 EPS from operations of $2.70 - $2.80.
3.    Annual survey results will be available in December 2007.

DEFINITIONS OF 2007 OPERATIONAL PERFORMANCE METRICS FROM TABLE 6:

1.	Earnings from Operations:

Earnings from operations measures PG&E Corporation’s earnings power from ongoing core operations. It allows investors to compare the underlying financial performance of the business from one period to another, exclusive of items that management believes do not reflect the normal course of operations (items impacting comparability). The measurement is not in accordance with GAAP. For a reconciliation of earnings from operations to consolidated net income in accordance with GAAP, see Table 2 above.

The 2007 target for earnings from operations is based on the Utility’s 2007 authorized return on equity. This target is not publicly reported but is consistent with PG&E Corporation’s publicly disclosed guidance range provided for 2007 EPS from operations of $2.70-$2.80.

2.	J.D. Power Customer Satisfaction Index:

PG&E measures residential and business customer satisfaction with annual industry-wide surveys conducted by J.D. Power and Associates, as well as with proprietary studies using the same survey in interim quarters. The overall customer satisfaction metric represents the year-to-date average of the residential and business overall customer satisfaction scores from both the J.D. Powers-administered and proprietary surveys. The metric is calculated by first combining the available residential and business satisfaction scores (weighted 60% and 40%, respectively) in each quarter and then averaging all available quarterly composite scores for the year-to-date metric value.

3.	Business Transformation Performance:

The Business Transformation (BT) index is comprised of five measurement points that define success in achieving key BT operational, financial, and post-BT implementation objectives. These five measurement points are:

a.   Overall BT cost performance in comparison to budgeted amounts;

b.   Overall BT benefit performance in comparison to planned/budgeted amounts;

c.   New business customer connection performance improvement for cycle time and number of customer commitments met;

d.   SmartMeterTM project performance for number of meters installed and activated; and

e.   BT Foundational release schedule and scope success.

The measurement points are individually scored on an index scaled from 0 to 2. These scores then are averaged with equal weighting to give the overall BT performance index score.

4.	Employee Satisfaction Survey:

The employee satisfaction survey is designed around 15 key drivers of employee engagement. The average overall employee satisfaction score provides a comprehensive metric that is derived by averaging the percent favorable responses from all 40 core survey items (all fall into one of the 15 key drivers).

5.	Safety Performance

An OSHA Recordable is an occupational (job-related) injury or illness that requires medical treatment beyond first aid, or results in work restrictions, death, or loss of consciousness. The OSHA Recordable Rate is the number of OSHA Recordables per 200,000 hours worked (a rule of thumb is that the OSHA Recordable Rate represents the number of OSHA Recordables per year for every 100 employees).

Table 7: Pacific Gas and Electric Company Operating Statistics
First Quarter 2007 vs. First Quarter 2006

	Three Months Ended March 31,

	2007	2006
Electric Sales (in millions kWh)
Residential	7,966	7,741
Commercial	7,894	7,806
Industrial	3,376	3,634
Agricultural	625	525
BART, public street and highway lighting	206	205
Other electric utilities	1	3
Sales from Energy Deliveries	20,068	19,914

Total Electric Customers at March 31	5,080,745	5,025,303

Bundled Gas Sales (in millions MCF)
Residential	87	79
Commercial	25	25
Total Bundled Gas Sales	112	104
Transportation Only	143	115
Total Gas Sales	255	219

Total Gas Customers at March 31	4,248,338	4,201,151

Sources of Electric Energy (in millions kWh)
Utility Generation
Nuclear	4,909	4,805
Hydro (net)	2,143	3,738
Fossil	125	266
Total Utility Generation	7,177	8,809
Purchased Power
Qualifying Facilities	3,869	3,590
Irrigation Districts	612	1,655
Other Purchased Power	169	206
Spot Market Purchases, net	2,671	37
Total Purchased Power (1)	7,321	5,488
Delivery from DWR	5,290	4,796

Delivery to Direct Access Customers	1,676	1,981

Others (includes energy loss)	(1,396)	(1,160)

Total Electric Energy Delivered	20,068	19,914

Diablo Canyon Performance
Overall capacity factor (including refuelings)	102%	103%
Refueling outage period	None	None
Refueling outage duration during the period (days)	-	-

1.    Total Purchased Power is net of Spot Market Sales of 733 million kWh and 2,468 million kWh for the three months ended March 31, 2007 and 2006, respectively.

Table 8: PG&E Corporation EPS Guidance

2007 EPS Guidance

	Low	High
EPS Guidance on an Earnings from Operations Basis	$2.70	$2.80
Estimated Items Impacting Comparability	$0.00	$0.00
EPS Guidance on a GAAP Basis	$2.70	$2.80

2008 EPS Guidance

	Low	High
EPS Guidance on an Earnings from Operations Basis	$2.90	$3.00
Estimated Items Impacting Comparability	$0.00	$0.00
EPS Guidance on a GAAP Basis	$2.90	$3.00

DISCUSSION RELATED TO TABLES 8, 9, and 10:

Management's statements regarding 2007 and 2008 guidance for earnings from operations per common share for PG&E Corporation, estimated rate base for 2007 and 2008, and general sensitivities for 2007 and 2008 earnings, constitute forward-looking statements that are based on current expectations and assumptions which management believes are reasonable, including that the Utility earns its authorized rate of return. These statements and assumptions are necessarily subject to various risks and uncertainties. Actual results may differ materially. Factors that could cause actual results to differ materially include:

•	the Utility’s ability to timely recover costs through rates;

•	the outcome of regulatory proceedings, including ratemaking proceedings pending at the CPUC and the FERC;

•	the adequacy and price of electricity and natural gas supplies, and the ability of the Utility to manage and respond to the volatility of the electricity and natural gas markets;

•
the effect of weather, storms, earthquakes, fires, floods, disease, other natural disasters, explosions, accidents, mechanical breakdowns, acts of terrorism, and other events or hazards on the Utility’s facilities and operations, its customers and third parties on which the Utility relies;

•	the potential impacts of climate change on the Utility’s electricity and natural gas businesses;

•
changes in customer demand for electricity and natural gas resulting from unanticipated population growth or decline, general economic and financial market conditions, changes in technology including the development of alternative energy sources, or other reasons;

•
operating performance of the Utility’s Diablo Canyon nuclear generating facilities (“Diablo Canyon”) the occurrence of unplanned outages at Diablo Canyon, or the temporary or permanent cessation of operations at Diablo Canyon;

•	the ability of the Utility to recognize benefits from its initiatives to improve its business processes and customer service;

•	the ability of the Utility to timely complete its planned capital investment projects;

•	the impact of changes in federal or state laws, or their interpretation, on energy policy and the regulation of utilities and their holding companies;

•	the impact of changing wholesale electric or gas market rules, including new rules of the California Independent System Operator (“CAISO”) to restructure the California wholesale electricity market;

•	how the CPUC administers the conditions imposed on PG&E Corporation when it became the Utility’s holding company;

•
the extent to which PG&E Corporation or the Utility incur costs and liabilities in connection with pending litigation that are not recoverable through rates, from third parties, or through insurance recoveries;

•	the ability of PG&E Corporation and/or the Utility to access capital markets and other sources of credit;

•	the impact of environmental laws and regulations and the costs of compliance and remediation;

•	the effect of municipalization, direct access, community choice aggregation, or other forms of bypass; and

•	other risks and factors disclosed in PG&E Corporation’s and Pacific Gas and Electric Company’s SEC reports.

Table 9: Rate Base - Pacific Gas and Electric Company

	2006	2007	2008
	Recorded	Estimated	Estimated
Total Weighted Average Rate Base (in billions)	$15.9	$17.0	$18.7

The estimates of rate base for 2007 and 2008 and the forecast of capital expenditures on which the estimates are based, are forward-looking statements that are subject to various risks and uncertainties, including whether the forecasted expenditures will be made within the time periods assumed. Actual results may differ materially. For a discussion of the factors that may affect future results, see the factors listed in Table 8, the discussion of risk factors in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2007, and the discussion of risk factors in PG&E Corporation's and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2006.

Table 10: General Earnings Sensitivities for 2007 and 2008
PG&E Corporation and Pacific Gas and Electric Company

Variable	Description of Change	Estimated Earnings Impact for 2007	Estimated Earnings Impact for 2008

Rate base	+/- $100 million change in rate base [1]	+/- $6 million	+/- $6 million

Return on equity (ROE)	+/- 0.1% change in earned ROE	+/- $9 million	+/- $10 million

Share count	+/- 1% change in average shares outstanding	-/+ $0.03 per share	-/+ $0.03 per share

Revenues	+/- $7 million change in revenues (pre-tax), including Electric Transmission and California Gas Transmission	+/- $0.01 per share	+/- $0.01 per share

1.    Assumes earning 11.35% on equity portion (52%).

These general earnings sensitivities that may affect 2007 and 2008 earnings are forward-looking statements that are based on various assumptions that may prove to be inaccurate. Actual results may differ materially. For a discussion of the factors that may affect future results, see the factors listed in Table 8, the discussion of risk factors in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2007, and the discussion of risk factors in PG&E Corporation's and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2006.

Table 11: Cash Flow Sources and Uses
Year-to-Date 2007
PG&E Corporation
(in millions)

Cash and Cash Equivalents, December 31, 2006	$456

Sources of Cash
Cash from operations	$976
Net proceeds from sale of assets	4
Net proceeds from issuance of long-term debt	690
Common stock issued	26
Other	26
$1,722

Uses of Cash
Capital expenditures	673
Increase in restricted cash	11
Investments in and proceeds from nuclear decommissioning trust, net	18
Net repayments under credit facilities	300
Net repayment of commercial paper	425
Rate reduction bonds matured	75
Energy recovery bonds matured	83
Common stock dividends paid	123
1,708

Cash and Cash Equivalents, March 31, 2007	$470

Source: PG&E Corporation’s Condensed Consolidated Statements of Cash Flows included in PG&E Corporation’s and Pacific Gas and Electric Company’s combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2007.

Table 12: PG&E Corporation’s and Pacific Gas and Electric Company’s Consolidated Cash Position
First Quarter 2007 vs. First Quarter 2006
(in millions)

	2007	2006	Change

Cash Flow from Operating Activities (YTD March 31)
PG&E Corporation	$2	$35	$(33)
Pacific Gas and Electric Company	974	1,094	(120)
	$976	$1,129	$(153)

Consolidated Cash Balance (at March 31)
PG&E Corporation	$433	$299	$134
Pacific Gas and Electric Company	37	604	(567)
	$470	$903	$(433)

Consolidated Restricted Cash Balance (at March 31)
PG&E Corporation	$-	$-	$-
Pacific Gas and Electric Company [1]	1,443	1,494	(51)
	$1,443	$1,494	$(51)

1.    Includes $17 million of restricted cash classified as Other Noncurrent Assets - Other in 2007.

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company’s combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 and Form 10-Q for the quarter ended March 31, 2006.

Table 13: PG&E Corporation’s and Pacific Gas and Electric Company’s Long-Term Debt
First Quarter 2007 vs. Year End 2006
(in millions)

	Balance At
	March 31, 2007	December 31, 2006

PG&E Corporation
Convertible subordinated notes, 9.50%, due 2010	$280	$280
Less: current portion [1]	(280)	(280)
	-	-
Utility
Senior notes:
3.60% to 6.05% bonds, due 2009-2037	5,800	5,100
Unamortized discount, net of premium	(20)	(16)
Total senior notes	5,780	5,084
Pollution control bond loan agreements, variable rates [2], due 2026 [3]	614	614
Pollution control bond loan agreement, 5.35%, due 2016	200	200
Pollution control bond loan agreements, 3.50%, due 2023 [4]	345	345
Pollution control bond loan agreements, variable rates [5], due 2016-2026	454	454
Other	-	1
Less: current portion	-	(1)
Long-term debt, net of current portion	7,393	6,697
Total consolidated long-term debt, net of current portion	$7,393	$6,697

1.
The holders of Convertible Subordinated notes have a one-time right to require PG&E Corporation to repurchase the Convertible Subordinated Notes on June 30, 2007, at a purchase price equal to the principal amount plus accrued and unpaid interest (including liquidated damages and unpaid “pass-through dividends”, if any).

2.	At March 31, 2007, interest rates on these loans ranged from 3.66% to 3.75%.

3.
These bonds are supported by $620 million of letters of credit which expire on February 24, 2012. Although the stated maturity date is 2026, the bonds will remain outstanding only if the Utility extends or replaces the letters of credit.

4.	These bonds are subject to a mandatory tender for purchase on June 1, 2007 and the interest rates for these bonds are set until that date.

5.	At March 31, 2007, interest rates on these loans ranged from 3.30% to 3.59%.

Table 14: PG&E Corporation and Pacific Gas and Electric Company Repayment Schedule and Interest Rates - Long-Term Debt, Rate Reduction Bonds and Energy Recovery Bonds as of March 31, 2007
(in millions, except interest rates)

	2007		2008	2009	2010	2011	Thereafter	Total

Long-term debt:
PG&E Corporation
Average fixed interest rate	9.50%		-	-	-	-	-	9.50%
Fixed rate obligations	$280		$-	$-	$-	$-	$-	$280
Utility
Average fixed interest rate	-		-	3.60%	-	4.20%	5.58%	5.29%
Fixed rate obligations	$-		$-	$600	$-	$500	$5,225	$6,325
Variable interest rate as of March 31, 2007							3.60%	3.60%
Variable rate obligations	$-		$-	$-	$-	$-	$1,068	$1,068
Less: current portion	$(280)	[1]	$-	$-	$-	$-	$-	$(280)
Total consolidated long-term debt	$-		$-	$600	$-	$500	$6,293	$7,393

1.
The holders of the $280 million 9.50% Convertible Subordinated Notes have a one-time right to require PG&E Corporation to repurchase the Convertible Subordinated Notes on June 30, 2007, at a purchase price equal to the principal amount plus accrued and unpaid interest (including liquidated damages and unpaid “pass-through dividends,” if any).

	2007	2008	2009	2010	2011	Thereafter	Total
Utility
Average fixed interest rate	6.48%	-	-	-	-	-	6.48%
Rate reduction bonds	$215	$-	$-	$-	$-	$-	$215
Average fixed interest rate	4.18%	4.19%	4.36%	4.49%	4.61%	4.64%	4.43%
Energy recovery bonds	$256	$354	$370	$386	$424	$403	$2,193

Table 15: Pacific Gas and Electric Company
Docket Numbers of Selected Regulatory Cases

Name	Brief Description	Docket Number
2007 General Rate Case (2007 GRC)	Final decision was issued on March 15, 2007.	A.05-12-002 D.07-03-044
Gas Accord IV
CPUC proceeding to set rates, terms and conditions for gas transmission and storage services effective January 1, 2008 through 2010.  Settlement filed on March 15, 2007.  Final decision expected by year-end 2007.
A. 07-03-012
2006 Long Term Procurement Plan (2006 LTPP)
CPUC proceeding to determine need for new generation in the 10-year period 2007 through 2016.  Also determines how costs associated with new generation will be recovered from customers.  In 2006 plan, PG&E seeks approval to procure up to 2300 MW of new generation.  Final decision expected by year-end 2007.
R.06-02-013
Billing and Collection Investigation	CPUC investigation into past billing and collection practices. Final decision expected by mid-year 2007.	I.03-01-012
QF Pricing and Policy	CPUC rulemaking proceeding considering various policy and pricing issues related to power purchased from Qualifying Facilities. Final decision expected by third quarter 2007.	R.04-04-003
Transmission Owner 9 Rate Case (TO9)
Primary FERC rate-making proceeding to determine electric transmission revenues and wholesale and retail transmission rates effective March 1, 2007.  Settlement filed February 2007.  Final decision expected May 2007.
ER06-1325-000
2007 Renewable Resources Solicitation and Implementation	2007 Renewable Portfolio Standards solicitation approved in February 2007. Expect contracts to be executed by year-end 2007. A decision on the use of short-term contracts is expected by mid-year 2007.	R.06-05-027 D.07-02-011 R.06-02-012
Energy Efficiency Order Instituting Rulemaking (OIR) Post-2005	Rulemaking to determine Energy Efficiency policies and programs including shareholder risk/return mechanism. A final decision on shareholder incentives is expected by year-end 2007.	R.06-04-010
Holding Company OIR
Rulemaking to determine the relationship between California energy utilities, and their holding companies and non-regulated affiliates. A final decision adopting revisions to the affiliate rules was issued in December 2006.

R.05-10-030 D.06-12-019

For a discussion of these regulatory cases, see PG&E Corporation's and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2006, and PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2007.

Table 16: PG&E Corporation
Condensed Consolidated Statements of Income
(in millions, except per share amounts)

	(Unaudited)
	Three Months Ended
	March 31,
	2007	2006
Operating Revenues
Electric	$2,175	$1,863
Natural gas	1,181	1,285
Total operating revenues	3,356	3,148
Operating Expenses
Cost of electricity	723	530
Cost of natural gas	754	873
Operating and maintenance	920	862
Depreciation, amortization, and decommissioning	430	414
Total operating expenses	2,827	2,679
Operating Income	529	469
Interest income	52	23
Interest expense	(190)	(154)
Other income, net	4	-
Income Before Income Taxes	395	338
Income tax provision	139	124
Net Income	$256	$214
Weighted Average Common Shares Outstanding, Basic	349	344
Net Earnings Per Common Share, Basic	$0.71	$0.61
Net Earnings Per Common Share, Diluted	$0.71	$0.60
Dividends Declared Per Common Share	$0.36	$0.33

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2007.

Table 17: PG&E Corporation
Condensed Consolidated Balance Sheets
(in millions, except share amounts)

	Balance At
	March 31,
	2007 (Unaudited)	December 31, 2006
ASSETS
Current Assets
Cash and cash equivalents	$470	$456
Restricted cash	1,426	1,415
Accounts receivable:
Customers (net of allowance for doubtful accounts of $55 million in 2007 and $50 million in 2006)	2,108	2,343
Regulatory balancing accounts	895	607
Inventories:
Gas stored underground and fuel oil	95	181
Materials and supplies	160	149
Income taxes receivable	50	-
Prepaid expenses and other	427	716
Total current assets	5,631	5,867
Property, Plant, and Equipment
Electric	24,281	24,036
Gas	9,176	9,115
Construction work in progress	1,203	1,047
Other	16	16
Total property, plant, and equipment	34,676	34,214
Accumulated depreciation	(12,531)	(12,429)
Net property, plant, and equipment	22,145	21,785
Other Noncurrent Assets
Regulatory assets	4,726	4,902
Nuclear decommissioning funds	1,894	1,876
Other	389	373
Total other noncurrent assets	7,009	7,151
TOTAL ASSETS	$34,785	$34,803

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2007.

Table 17 (continued): PG&E Corporation
Condensed Consolidated Balance Sheets
(in millions, except share amounts)

	Balance At
	March 31,
	2007 (Unaudited)	December 31, 2006
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Short-term borrowings	$39	$759
Long-term debt, classified as current	280	281
Rate reduction bonds, classified as current	215	290
Energy recovery bonds, classified as current	341	340
Accounts payable:
Trade creditors	805	1,075
Disputed claims and customer refunds	1,709	1,709
Regulatory balancing accounts	978	1,030
Other	531	420
Interest payable	550	583
Income taxes payable	-	102
Deferred income taxes	188	148
Other	1,320	1,513
Total current liabilities	6,956	8,250
Noncurrent Liabilities
Long-term debt	7,393	6,697
Energy recovery bonds	1,852	1,936
Regulatory liabilities	3,590	3,392
Asset retirement obligations	1,484	1,466
Income taxes payable	228	-
Deferred income taxes	2,945	2,840
Deferred tax credits	104	106
Other	2,004	2,053
Total noncurrent liabilities	19,600	18,490
Commitments and Contingencies (Notes 2, 4, 5, 10 and 11)
Preferred Stock of Subsidiaries	252	252
Preferred Stock
Preferred stock, no par value, authorized 80,000,000 shares, $100 par value, authorized 5,000,000 shares, none issued	-	-
Common Shareholders' Equity
Common stock, no par value, authorized 800,000,000 shares, issued 374,502,682 common and 1,274,842 restricted shares in 2007 and 372,803,521 common and 1,377,538 restricted shares in 2006	5,926	5,877
Common stock held by subsidiary, at cost, 24,665,500 shares	(718)	(718)
Reinvested earnings	2,783	2,671
Accumulated other comprehensive loss	(14)	(19)
Total common shareholders' equity	7,977	7,811
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$34,785	$34,803

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2007.

Table 18: PG&E Corporation
Condensed Consolidated Statements of Cash Flows
(in millions)

	(Unaudited)
	Three Months Ended
	March 31,
	2007	2006
Cash Flows From Operating Activities
Net income	$256	$214
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization, decommissioning and allowance for equity funds used during construction	454	402
Deferred income taxes and tax credits, net	142	(30)
Other deferred charges and noncurrent liabilities	68	58
Net effect of changes in operating assets and liabilities:
Accounts receivable	235	303
Inventories	75	146
Accounts payable	(86)	(124)
Accrued taxes/income taxes receivable	58	250
Regulatory balancing accounts, net	(275)	(55)
Other current assets	173	(80)
Other current liabilities	(117)	16
Other	(7)	29
Net cash provided by operating activities	976	1,129
Cash Flows From Investing Activities
Capital expenditures	(673)	(576)
Net proceeds from sale of assets	4	3
Decrease (increase) in restricted cash	(11)	52
Proceeds from nuclear decommissioning trust sales	181	435
Purchases of nuclear decommissioning trust investments	(199)	(477)
Other	-	11
Net cash used in investing activities	(698)	(552)
Cash Flows From Financing Activities
Borrowings under accounts receivable facility and working capital facility	-	50
Repayments under accounts receivable facility and working capital facility	(300)	(310)
Net repayment of commercial paper, net of $4 million discount on borrowings	(425)	-
Proceeds from issuance of long-term debt, net of discount and issuance costs of $10 million in 2007	690	-
Rate reduction bonds matured	(75)	(74)
Energy recovery bonds matured	(83)	(56)
Common stock issued	26	66
Common stock repurchased	-	(58)
Common stock dividends paid	(123)	(114)
Other	26	109
Net cash used in financing activities	(264)	(387)
Net change in cash and cash equivalents	14	190
Cash and cash equivalents at January 1	456	713
Cash and cash equivalents at March 31	$470	$903

Table 18 (Continued): PG&E Corporation
Condensed Consolidated Statements of Cash Flows
(in millions)

Supplemental disclosures of cash flow information
Cash paid for:
Interest (net of amounts capitalized)	$128	$167
Income taxes paid (refunded), net	57	(103)
Supplemental disclosures of noncash investing and financing activities
Common stock dividends declared but not yet paid	$126	$114

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2007.

Table 19: Pacific Gas and Electric Company
Condensed Consolidated Statements of Income
(in millions)

	(Unaudited)
	Three Months Ended
	March 31,
	2007	2006
Operating Revenues
Electric	$2,175	$1,863
Natural gas	1,181	1,285
Total operating revenues	3,356	3,148
Operating Expenses
Cost of electricity	723	530
Cost of natural gas	754	873
Operating and maintenance	919	862
Depreciation, amortization, and decommissioning	429	413
Total operating expenses	2,825	2,678
Operating Income	531	470
Interest income	48	19
Interest expense	(182)	(146)
Other income, net	9	6
Income Before Income Taxes	406	349
Income tax provision	145	132
Net Income	261	217
Preferred stock dividend requirement	3	3
Income Available for Common Stock	$258	$214

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2007.

Table 20: Pacific Gas and Electric Company
Condensed Consolidated Balance Sheets
(in millions, except share amounts)

	Balance At
	March 31,
	2007 (Unaudited)	December 31, 2006
ASSETS
Current Assets
Cash and cash equivalents	$37	$70
Restricted cash	1,426	1,415
Accounts receivable:
Customers (net of allowance for doubtful accounts of $55 million in 2007 and $50 million in 2006)	2,108	2,343
Related parties	4	6
Regulatory balancing accounts	895	607
Inventories:
Gas stored underground and fuel oil	95	181
Materials and supplies	160	149
Income taxes receivable	25	20
Prepaid expenses and other	422	714
Total current assets	5,172	5,505
Property, Plant and Equipment
Electric	24,281	24,036
Gas	9,176	9,115
Construction work in progress	1,203	1,047
Total property, plant and equipment	34,660	34,198
Accumulated depreciation	(12,516)	(12,415)
Net property, plant and equipment	22,144	21,783
Other Noncurrent Assets
Regulatory assets	4,726	4,902
Nuclear decommissioning funds	1,894	1,876
Related parties receivable	26	25
Other	293	280
Total other noncurrent assets	6,939	7,083
TOTAL ASSETS	$34,255	$34,371

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2007.

Table 20 (continued): Pacific Gas and Electric Company
Condensed Consolidated Balance Sheets
(in millions, except share amounts)

	Balance At
	March 31,
	2007 (Unaudited)	December 31, 2006
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Short-term borrowings	$39	$759
Long-term debt, classified as current	-	1
Rate reduction bonds, classified as current	215	290
Energy recovery bonds, classified as current	341	340
Accounts payable:
Trade creditors	805	1,075
Disputed claims and customer refunds	1,709	1,709
Related parties	27	40
Regulatory balancing accounts	978	1,030
Other	513	402
Interest payable	543	570
Deferred income taxes	193	118
Other	1,153	1,346
Total current liabilities	6,516	7,680
Noncurrent Liabilities
Long-term debt	7,393	6,697
Energy recovery bonds	1,852	1,936
Regulatory liabilities	3,590	3,392
Asset retirement obligations	1,484	1,466
Income taxes payable	99	-
Deferred income taxes	3,010	2,972
Deferred tax credits	104	106
Other	1,882	1,922
Total noncurrent liabilities	19,414	18,491
Commitments and Contingencies (Notes 2, 4, 5, 10 and 11)
Shareholders' Equity
Preferred stock without mandatory redemption provisions:
Nonredeemable, 5.00% to 6.00%, outstanding 5,784,825 shares	145	145
Redeemable, 4.36% to 5.00%, outstanding 4,534,958 shares	113	113
Common stock, $5 par value, authorized 800,000,000 shares, issued 279,624,823 shares	1,398	1,398
Common stock held by subsidiary, at cost, 19,481,213 shares	(475)	(475)
Additional paid-in capital	1,832	1,822
Reinvested earnings	5,323	5,213
Accumulated other comprehensive loss	(11)	(16)
Total shareholders' equity	8,325	8,200
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$34,255	$34,371

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2007.

Table 21: Pacific Gas and Electric Company
Condensed Consolidated Statements of Cash Flows
(in millions)

	(Unaudited)
	Three Months Ended
	March 31,
	2007	2006
Cash Flows From Operating Activities
Net income	$261	$217
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization, decommissioning and allowance for equity funds used during construction	454	401
Deferred income taxes and tax credits, net	143	(27)
Other deferred charges and noncurrent liabilities	68	55
Net effect of changes in operating assets and liabilities:
Accounts receivable	237	303
Inventories	75	146
Accounts payable	(99)	(124)
Accrued taxes/income taxes receivable	41	202
Regulatory balancing accounts, net	(275)	(55)
Other current assets	174	(80)
Other current liabilities	(98)	41
Other	(7)	15
Net cash provided by operating activities	974	1,094
Cash Flows From Investing Activities
Capital expenditures	(673)	(576)
Net proceeds from sale of assets	4	3
Decrease (increase) in restricted cash	(11)	52
Proceeds from nuclear decommissioning trust sales	181	435
Purchases of nuclear decommissioning trust investments	(199)	(477)
Other	-	11
Net cash used in investing activities	(698)	(552)
Cash Flows From Financing Activities
Borrowings under accounts receivable facility and working capital facility	-	50
Repayments under accounts receivable facility and working capital facility	(300)	(310)
Net repayment of commercial paper, net of $4 million discount on borrowings	(425)	-
Proceeds from issuance of long-term debt, net of discount and issuance costs of $10 million in 2007	690	-
Rate reduction bonds matured	(75)	(74)
Energy recovery bonds matured	(83)	(56)
Common stock dividends paid	(127)	(115)
Preferred stock dividends paid	(3)	(3)
Other	14	107
Net cash used in financing activities	(309)	(401)
Net change in cash and cash equivalents	(33)	141
Cash and cash equivalents at January 1	70	463
Cash and cash equivalents at March 31	$37	$604

Table 21 (continued): Pacific Gas and Electric Company
Condensed Consolidated Statements of Cash Flows
(in millions)

Supplemental disclosures of cash flow information
Cash paid for:
Interest (net of amounts capitalized)	$115	$154
Income taxes paid (refunded), net	(30)	(42)

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2007.